EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 26, 1998 relating to the financial statements of Jack of All Games, Inc., which appears in Take-Two Interactive Software, Inc.'s Annual Report on Form 10-KSB for the year ended October 31, 1998.

                                          /s/ Aronowitz, Chaiken & Hardesty, LLP

                                          Certified Public Accountants

Cincinnati, Ohio
June 25, 1999


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